Pension Plans and Defined Contribution Plan - Schedule of Plan Funded Status (Detail) - Pension Plans [Member] - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Defined Benefit Plan Disclosure [Line Items]
Funded status of the plan	$ (43,331)	$ (40,165)
Unrecognized prior service cost	4,125	2,574
Unrecognized net actuarial loss	66,392	58,957
Net amount recognized	$ 27,186	$ 21,366